UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2023

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-14875	52-1261113
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Identification No.)

555 12th Street NW, Washington, D.C. 20004
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 312-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FCN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On and effective as of February 20, 2023, the Board of Directors (the “Board”) of FTI Consulting, Inc. (“FTI Consulting”) approved and adopted amended and restated bylaws of FTI Consulting to reflect the amendments summarized below (as so amended and restated, the “Amended and Restated Bylaws”). The Bylaws as previously in effect are referred to hereafter as the “Former Bylaws.”

The following is a summary of the changes effected by adoption of the Amended and Restated Bylaws, which is qualified in its entirety by reference to the Amended and Restated Bylaws filed as Exhibit 3.1 hereto and incorporated herein by reference. In addition to the amendments described below, the Amended and Restated Bylaws include certain changes to conform with Maryland law and incorporate other technical, clarifying and conforming changes. The changes to the Amended and Restated Bylaws, among others:

•

update and enhance the disclosure and procedural requirements in connection with stockholder nominations of directors and proposals of other business, including by (i) requiring any stockholder submitting a director nomination notice to confirm that it will solicit proxies in support of director nominees other than the Board’s nominees in accordance with the Amended and Restated Bylaws and Rule 14a-19 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, referred to as the universal proxy rules, (ii) requiring such nominating stockholder to provide evidence that the solicitation requirements of the universal proxy rules have been satisfied at least ten days before the applicable meeting, (iii) clarifying that a failure to provide such information or comply with such solicitation requirements will result in the meeting chairman disregarding a stockholder’s nomination or proposal of other business, (iv) requiring additional background information and disclosures regarding director nominees and stockholders proposing director nominations and other business, and (v) clarifying that a stockholder may not nominate more individuals than there are directors to be elected and establishing procedural and disclosure requirements for any substitute or replacement director nominees;

•	clarify the description of the instances when an exception to the majority voting standard applies in the election of directors;

•	clarify the procedural requirements in connection with a stockholder’s ability to vote by proxy;

•	require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white; and

•	clarify that the Board may issue fractional shares of stock and units consisting of different securities.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

3.1	Amended and Restated Bylaws of FTI Consulting, Inc. Adopted February 20, 2023

104	The Cover Page from FTI Consulting’s Current Report on Form 8-K dated February 20, 2023, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI Consulting, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: February 21, 2023	By:	/S/ CURTIS P. LU
Curtis P. Lu
General Counsel

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